UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date or Report (Date of earliest event reported):

May 13, 2010 (May 12, 2010)

TOYZAP.COM, INC.

(Exact name of registrant as specified in its Charter)

Commission File No.: 333-146781

Texas	20-8592825
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas 75201

(Address of principal executive offices)

Issuer’s telephone number: (214) 758-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-21(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On May 12, 2010, the Board of Directors of Toyzap.com, Inc. (the “Company”) approved and declared a stock dividend of one (1) share of Company Common Stock for every one (1) share of Common Stock outstanding, to be issued to holders of record as of May 31, 2010 (the “Record Date”), and paid on June 1, 2010 (the “Pay Date”). Following the issuance of the stock dividend, the Company will have an aggregate of 16,649,140 shares of issued and outstanding Common Stock, assuming no additional Company shares are issued and outstanding prior to the Record Date. The May 31, 2010 Record Date and June 1, 2010 Pay Date amend and supersede the May 13, 2010 record date and May 14, 2010 pay date previously approved by the Company’s Board of Directors on April 26, 2010, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOYZAP.COM, INC. (Registrant)

Date: May 13, 2010	By:	/s/ Harold Montgomery
Harold Montgomery Chief Executive Officer

2